Andersen Group Shareholders Meeting

October 27, 2003 * 11:00 a.m.

Park Lane Hotel
New York



Cabling Moscow

PROJECT BACKGROUND

THE MANAGEMENT OF THE COMPANY HAS PREPARED CERTAIN PROJECTIONS OF THE COMPANY'S FUTURE FINANCIAL PERFORMANCE (THE "*PROJECTIONS*"). THE PROJECTIONS ARE UNAUDITED AND WERE NOT PREPARED WITH A VIEW TOWARD COMPLYING WITH EITHER THE PUBLISHED GUIDELINES OF THE U.S. SECURITIES AND EXCHANGE COMMISSION REGARDING PROJECTIONS OR FORECASTS OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS' GUIDE FOR PROSPECTIVE FINANCIAL STATEMENTS, OR THE GUIDELINES, PRONOUNCEMENTS, OR REQUIREMENTS OF ANY OTHER REGULATORY OR PROFESSIONAL BODY OR ORGANIZATION.

NEITHER THE INDEPENDENT AUDITORS OF THE COMPANY, NOR ANY OTHER ADVISOR TO THE COMPANY HAS COMPILED, EXAMINED OR APPLIED AGREED-UPON PROCEDURES TO THE PROJECTIONS OR ASSESSED THE ASSUMPTIONS ON WHICH THEY ARE BASED OR EXPRESSED ANY OPINION OR ANY FORM OF ASSURANCE WITH RESPECT THERETO. THE PROJECTIONS, WHILE PRESENTED WITH NUMERICAL SPECIFICITY, WERE BASED UPON MANAGEMENT'S JUDGMENTS UTILIZING A NUMBER OF INTERNAL SOURCES, INCLUDING HISTORICAL FINANCIAL INFORMATION, ANNUAL PLANS, STRATEGIC PLANS AND OTHER BUSINESS PLANS AND INCLUDE VARIOUS ESTIMATES AND ASSUMPTIONS THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT POLITICAL, ECONOMIC, BUSINESS AND COMPETITIVE UNCERTAINTIES, CONTINGENCIES, AND RISKS, ALL OF WHICH ARE DIFFICULT TO QUANTIFY AND MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY.

CHANGES IN THE ASSUMPTIONS UNDERLYING THE PROJECTIONS OR CHANGES IN THE ECONOMIC, POLITICAL, LEGAL OR OTHER CONDITIONS AFFECTING INVESTMENTS IN THE RUSSIAN CABLE INDUSTRY COULD MATERIALLY AND ADVERSELY AFFECT THE COMPANY'S ACTUAL RESULTS. ACCORDINGLY, THE COMPANY'S FUTURE FINANCIAL PERFORMANCE MAY VARY FROM THE PROJECTIONS, POSSIBLY BY MATERIAL AMOUNTS. ALTHOUGH THE PROJECTED FINANCIAL INFORMATION HAS BEEN PREPARED IN GOOD FAITH AND IS BASED UPON ASSUMPTIONS BELIEVED BY THE MANAGEMENT TO BE REASONABLE, THE PROJECTIONS SHOULD NOT BE REGARDED AS A REPRESENTATION BY ANY PERSON THAT THESE RESULTS WILL BE ACHIEVED. MOREOVER, THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING OR DEVELOPMENTS OCCURRING AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.


Internet
Interactive services
Broadcasting
Cable TV



"Telsie"

moscow cablecom corp.

HFC NETWORK

- Hybrid Fiber Coaxial network owned and operated by COMCOR TV
- State of the art telecommunication technologies, "last mile" connecting subscribers to the Moscow Fiber Optic Network
- Network consists of fiber loops connected to the MFON at primary nodes with coax to subscribers
- Ideal technology for dense metropolitan areas
- 200,000 dwellings/offices in the central part of Moscow inside the "garden ring" and Chertanovo

PN = Primary Node
SN = Secondary Node
Head End = Received signal from TV network/transmits to MFON
------------ = MFON
HFCN = Hybrid Fiber Coaxial Network
__________ = COMCOR TV HFC network - optical fiber
__________ = COMCOR TV HFC network - coaxial cable


FULL SERVICE NETWORK STRUCTURE
Signal input centre
Head End
HFCN
PN
Head End
Coaxial sectroid for 300 user
User
HFCN

THE MOSCOW FRANCHISE

COMCOR-TV is the only operator who is providing broadband services to the mass market in Moscow - Residences / Offices

- Terrestrial TV
- Satellite TV
- Broadband Internet
- Telephony
- Digital and Interactive services - VOD

MOSCOW TODAY

Terrestrial Reception	• 62% of the City receives less than 7 channels (out of 14 available)
Satellite Programs	• Estimated 75,000 connections in total throughout the City (3.0M dwellings)
Internet Connectivity	• 1,000,000 residential computers (10% of the population)
	• 25,000 ADSL
	• 150,000 Fixed Dial - up connections (additional with prepaid cards)
VOIP	• Not offered at the SOHO/ residential level
VOD	• Not offered
Pay Per View	• Very limited offering
EPG	• Not offered

Many services listed are a middle class entitlement in most Western cities.

LEVERAGE

- Exclusive Use of the Moscow Fiber Optic Network (MFON) for HFC connections in the CAR
- Right of First Refusal
  - 8,000 KM of cable passing within 100 meters of every major building in the Central Administrative Region (CAR)
- Directive from the Prefect of the CAR to cable the region and provide Broadband services.

  City will:

  - provide access to managed building
  - allow aerial wiring over streets
  - provide construction permits
- Licensed for 1.5M connections
- Approved construction procedures (Gossvyaznadzor)

ADVANTAGE

- Speed to market
  - Completing 195,000 dwellings by March 2004
- Low cost of HFC connection (coaxial)
  - $65 on average
- Bundled Services available
  - TV and Internet
  - VOIP Spring of 2004
- First Mover

PRESENT OWNERSHIP

The Players

Joint Venture

ComCor-TV



Moscow Broadband Communication
Ownership 50%

COMCOR
Ownership 50%

Moscow Broadband Communication, LTD

25%	75%
owned by Andersen Group	owned by funds and private investors

Contributing to ComCor-TV

- 15,174 shares of Institute for Automated Systems (IAS) 6%
- Cash - $15 Million

Moskovskaya Telekommunikatsionnaya Korporatsiya *(COMCOR)*

75%
Owned by private/corporate investors

- Owns and operates the Moscow Fiber Optic Network since 1992
  - 8000 Km of fiber optic cable – largest in Moscow
  - Will accommodate more than 192 primary nodes
- Funding from Municipal Tax Grants

Contributing to ComCor-TV

25%
Owned by Moscow Property Management Committee

- All Licenses/Permits
- 91,928 shares of IAS (approx 37.3%)
- Access Networks for 90,000 homes and businesses cost approximately $19.7million
- Operational expertise
- $1.5M of MFON receivables contributed for stock

Andersen Group, Inc.
(NASDAQ: ANDR)

Founding investor in MBC

Currently owns
25%
of Moscow Broadband Communication

- Along with original investors:
  - Acquired shares of IAS in 1995
  - Developed relationship with COMCOR
- Responsible for:
  - Participative management of ComCor-TV
  - Developing with COMCOR the Financial Operating Plan
  - Raising debt financing for ComCor-TV
  - All administrative and financial functions of Moscow Broadband Communication

POST-CLOSING OWNERSHIP

Following the Closing
As authorized by this Shareholders Meeting

Shareholding Interests

- 25% MBC holders
- 26% Present AGI holders
- 49% ComCor

Andersen Group (Moscow CableCom Corp.) → Shares Outstanding 8,650,000 (Market Cap $43M @ $5)

100%

ComCor-TV → ComCor MFON Supplier Exclusive Use

195,000 HP Network → *Objectives 2004*

- 100,000 Subscribers
- 12,000 Internet
- 8,000 Pay TV
- Positive EBITDA

Pro Forma Consolidated
Condensed Balance Sheet
As of August 31, 2003
(Unaudited)

Cash, cash equivalents, marketable securities	$ 7,747
Inventories	3,093
Other current assets	2,373

	13,213
Property, plant, equipment, contruction in process	18,707
Licenses	6,129
Investment in IAS	6,255
Prepaid pension expense and other assets	5,451

	$ 49,755
	=======
Current liabilities	$ 2,787
Long term liabilities	4,403
Deferred income taxes, noncurrent	3,294

Total liabilities	10,484

Stockholders' equity	
Preferred stock	3,497
Common stockholders' equity (8,604,666 shares)	35,774

Total stockholders' equity	39,271

	$ 49,755
	=======

SERVICE REVENUE GROWTH

January 2002 to September 2003 (unaudited)



250,000
200,000
150,000
100,000
50,000
-
Jan '02
Mar '02
May '02
Jul '02
Sep '02
Nov '02
Jan '03
Mar '03
May '03
Jul '03
Sep '03
TV revenues
Internet revenues

SUBSCRIBER & NETWORK GROWTH

January 2003 to September 2003

- *Internet subscriber up 63% since 1 January*
- *Pay TV subscribers up 50% since 1 January*
- *Homes passed up 35% since 1 January*
- *Conclusion: Premium services are growing faster than the network*


70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Jan '03
Feb '03
Mar '03
Apr '03
May '03
Jun '03
Jul '03
Aug '03
Sep '03
Terrestrial TV
Premium TV
Internet
Homes Passed

mc moscow cablecom corp.

TERRESTRIAL TV

Growth from December 31, 2002

- *81% of new terrestrial subscribers come from the new areas*


12,000
10,000
8,000
6,000
4,000
2,000
-
Jan '03
Feb '03
Mar '03
Apr '03
May '03
Jun '03
Jul '03
Aug '03
Sep '03
Old Zones
New Zones

Growth from December 31, 2002

•Growth of Pay TV in 29% from old areas


1,600
1,400
1,200
1,000
800
600
400
200
-
Jan '03
Feb '03
Mar '03
Apr '03
May '03
Jun '03
Jul '03
Aug '03
Sep '03
Old Zones
New Zones

INTERNET

Growth from December 31, 2002

• *Growth of Internet is 55% from old areas*



3,500
3,000
2,500
2,000
1,500
1,000
500
-
Jan '03
Feb '03
Mar '03
Apr '03
May '03
Jun '03
Jul '03
Aug '03
Sep '03
Old Zones
New Zones

NAME CHANGE

Andersen Group has changed its name to:

Moscow CableCom Corp.

moscow cablecom corp.

NASDAQ National Market Symbol:

MOCC

(target date November 3, 2003)